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
PROSPECTUS Dated                                     Pricing Supplement No. 57
May 1, 2007                                          November 26, 2007
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
                               U.S. $9,815,000,000          Rule 424 (b)(3)
                                                         Registration Statement
                         FORD MOTOR CREDIT COMPANY LLC       No. 333-131062
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                           FLOATING RATE DEMAND NOTES


                        ---------------------------------



                             Interest Rate Per Annum
                             -----------------------


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
Period           Tier One Notes        Tier Two Notes       Tier Three Notes
Beginning        Under $15,000        $15,000-$50,000         Over $50,000
----------       --------------       ---------------       ----------------
11/26/2007            5.27%                5.42%                  5.57%
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